UNITEDSTATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2006

COSMO COMMUNICATIONS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Florida	0-119698	59-2268025
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2-55-Travail Rd. Markham, ON.	L3S-3J1
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 209 0488

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 15, 2006 the Board of Directors of the Company received a letter of resignation from it's Board member Carol Atkinson.

The Board of Directors accepted her resignation as director, secretary and treasurer of the company effective from September 15, 2006. Immediately after the Board resolved to appoint Mr. Sak Kai Lau top replace Ms Carol Atkinson.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934,  the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cosmo Communications
(Registrant)
Date	9-22-2006
/s/ Philip Lau
(Signature)